Exhibit 10.18

SECOND AMENDED RESTRICTED STOCK GRANT AGREEMENT

THIS SECOND AMENDED STOCK GRANT AGREEMENT (the “Second Amended Agreement”) is made effective as of this 1st day of February 2006, between RASER TECHNOLOGIES, INC. (“Company”) and Timothy Fehr (“Employee”).

RECITALS

WHEREAS, Company and Employee entered into a certain Restricted Stock Grant Agreement (the “Agreement”) on February 25, 2004, and entered into an Amended Agreement effective as of July 9, 2005 (the “Amended Agreement”), the parties now desire to mutually amend the Agreement in this Second Amended Agreement as set forth below;

NOW, THEREFORE, in view of the foregoing recitals which are incorporated as a part of this Second Amended Agreement, and in consideration of the terms and conditions of this Second Amended Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Paragraph 2 of the Amended Agreement is amended as follows:

The 100,000 shares that would vest in 25,000 share increments between February 8, 2006, and March 15, 2006, will vest as per the attached Schedule A, Column 1. If Employee is terminated for any reason prior to the vesting of any shares pursuant to Schedule A, Column 1, or resigns, the remaining shares in Schedule A, Column 1, shall vest according to Schedule A, Column 1.

2.	Paragraph 2(B) of the Agreement is amended as follows:

The 150,000 shares that vest on February 1, 2007, under the Agreement shall vest according to Schedule A, Column 2. If Employee is terminated for any reason except gross negligence or criminal conduct prior to the vesting of any shares pursuant to Schedule A, Column 2, the remaining shares in Schedule A, Column 2, shall vest according to Schedule A, Column 2. If Employee resigns or is terminated for gross negligence or criminal conduct, Employee shall receive a prorated number of shares equal to 12,500 per month for every full month Employee has been employed by Company from February 1, 2006 to January 31, 2007 according to Schedule A, Column 2.

3.	Company and Employee may mutually agree to include any or all shares held by Employee in any public offering.

4.	The Company recognizes that the employee will enter into a 10b5-1 trading plan to sell a portion of the shares vesting on each date included in Schedule A in order to manage the employee’s tax liability arising from the vesting schedule.

5.	The Company makes no representations to Employee regarding any tax implications of this Second Amended Agreement. The Company also does not represent that the share price on any given date shall be the same as the price of the shares when Employee may have otherwise been entitled to receive shares except for this Second Amended Agreement.

6.	All other provisions of the Agreement shall remain in full force and effect. To the extent any provisions of the Agreement conflict with the provisions of this Second Amended Agreement, this Second Amended Agreement shall govern.

IN WITNESS WHEREOF, Company and Employee have executed this Second Amended Agreement effective as of the date first set forth above.

COMPANY:		EMPLOYEE:

RASER TECHNOLOGIES, INC.

By	/s/ Brent M. Cook	By	/s/ Timothy D. Fehr
Its:	Chief Executive Officer		Timothy D. Fehr

Schedule A

	1	2
Vesting Dates	New Vesting Schedule for 100,000 Deferred Shares	New Vesting Schedule for 150,000 Shares
Wednesday, March 22, 2006	6,250
Thursday, August 03, 2006	3,000
Tuesday, August 08, 2006	3,000
Friday, August 11, 2006	3,000
Wednesday, August 16, 2006	3,000
Monday, August 21, 2006	3,000
Thursday, August 24, 2006	3,000
Tuesday, August 29, 2006	3,000
Friday, September 01, 2006	3,000
Wednesday, September 06, 2006	3,000
Monday, September 11, 2006	3,000
Thursday, September 14, 2006	3,000
Tuesday, September 19, 2006	3,000
Friday, September 22, 2006	3,000
Wednesday, September 27, 2006	3,000
Monday, October 02, 2006	3,000
Thursday, October 05, 2006	3,000
Tuesday, October 10, 2006	3,000
Friday, October 13, 2006	3,000
Wednesday, October 18, 2006	3,000
Monday, October 23, 2006	3,000
Thursday, October 26, 2006	3,000
Tuesday, October 31, 2006	3,000
Friday, November 03, 2006	3,000
Wednesday, November 08, 2006	3,000
Monday, November 13, 2006	3,000
Thursday, November 16, 2006	3,000
Tuesday, November 21, 2006	3,000
Wednesday, November 29, 2006	3,000
Monday, December 04, 2006	3,000
Thursday, December 07, 2006	3,750
Tuesday, December 12, 2006	3,000
Tuesday, January 02, 2007		5,000
Thursday, January 04, 2007		5,000
Monday, January 08, 2007		5,000
Wednesday, January 10, 2007		5,000

Schedule A

	1	2
Vesting Dates	New Vesting Schedule for 100,000 Deferred Shares	New Vesting Schedule for 150,000 Shares
Friday, January 12, 2007		5,000
Tuesday, January 16, 2007		5,000
Thursday, January 18, 2007		5,000
Monday, January 22, 2007		5,000
Wednesday, January 24, 2007		5,000
Friday, January 26, 2007		5,000
Tuesday, January 30, 2007		5,000
Thursday, February 01, 2007		5,000
Monday, February 05, 2007		5,000
Wednesday, February 07, 2007		5,000
Friday, February 09, 2007		5,000
Tuesday, February 13, 2007		5,000
Thursday, February 15, 2007		5,000
Tuesday, February 20, 2007		5,000
Wednesday, February 21, 2007		5,000
Friday, February 23, 2007		5,000
Tuesday, February 27, 2007		5,000
Thursday, March 01, 2007		5,000
Monday, March 05, 2007		5,000
Wednesday, March 07, 2007		5,000
Friday, March 09, 2007		5,000
Tuesday, March 13, 2007		5,000
Thursday, March 15, 2007		5,000
Monday, March 19, 2007		5,000
Wednesday, March 21, 2007		5,000
Friday, March 23, 2007		5,000

	100,000	150,000